Concentrations of Credit Risk	12 Months Ended
Mar. 31, 2011
Concentrations of Credit Risk
Concentrations of Credit Risk

(21) Concentrations of credit risk

Advantest is exposed to credit risk in the event of default by financial institutions to cash and cash equivalents, but such risk is considered mitigated by the high credit rating of the financial institutions.

At March 31, 2010 and 2011, Advantest had one customer and two customers with significant receivables, respectively. Receivables from these customers accounted for 14% and 36% of consolidated trade receivables at March 31, 2010 and 2011, respectively. Although Advantest does not expect that the customer will fail to meet its obligations, Advantest is potentially exposed to concentrations of credit risk if the customer failed to perform according to the terms of the contracts.